UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

IHS MARKIT LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
IHS MARKIT LTD. 2021 Annual General Meeting Vote by May 4, 2021 11:59 PM ET

IHS MARKIT LTD. 4TH FLOOR, ROPEMAKER PLACE 25 ROPEMAKER STREET LONDON EC2Y 9LY UNITED KINGDOM

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 You invested in IHS MARKIT LTD. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 5, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Lance Uggla	For

1b.	John Browne (The Lord Browne of Madingley)	For

1c.	Dinyar S. Devitre	For

1d.	Ruann F. Ernst	For

1e.	Jacques Esculier	For

1f.	Gay Huey Evans	For

1g.	William E. Ford	For

1h.	Nicoletta Giadrossi	For

1i.	Robert P. Kelly	For

1j.	Deborah Doyle McWhinney	For

1k.	Jean-Paul L. Montupet	For

1l.	Deborah K. Orida	For

1m.	James A. Rosenthal	For

2.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers.	For

3.	To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and to authorize the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants.	For

NOTE: In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof.

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